UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

FOSSIL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 234-2525.

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the annual meeting of stockholders held on May 21, 2008, the stockholders of Fossil, Inc. (the “Company”) approved the Fossil, Inc. 2008 Long-Term Incentive Plan (the “2008 Plan”). The 2008 Plan was adopted by the Company’s Board of Directors (the “Board”) on March 26, 2008, subject to stockholder approval. Following stockholder approval of the 2008 Plan, the Board directed that no further grants of stock options or other awards would be made under either the Company's 2004 Incentive Plan (formerly known as the 1993 Long-Term Incentive Plan) or the Company’s Nonemployee Director Plan (together, the “Old Plans”). The foregoing action does not affect any outstanding awards under the Old Plans, which remain in effect in accordance with their terms.

Subject to certain adjustments, a maximum of 4,685,030 shares of common stock may be delivered pursuant to awards under the 2008 Plan. The 2008 Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem. Employees (including any employee who is also a director or an officer), certain contractors, and outside directors of the Company or its subsidiaries whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of the Company are eligible to participate in the 2008 Plan.

A summary of the material terms and conditions of the 2008 Plan is set forth in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 10, 2008, under the caption “Approval of the Fossil, Inc. 2008 Long-Term Incentive Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2008 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

10.1	Fossil, Inc. 2008 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2008

FOSSIL, INC.

		By:	/s/ Mike L. Kovar
Mike L. Kovar
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fossil, Inc. 2008 Long-Term Incentive Plan.